UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2006

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OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Florida	0001288855	55-0865043
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On May 1, 2006, OptimumBank Holdings, Inc. issued a press release announcing that its Board of Directors on April 27, 2006, declared a 5% stock dividend to be distributed on June 11, 2006, to shareholders of record as of May 11, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of OptimumBank Holdings, Inc. dated May 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

By:	/s/ RICHARD L. BROWDY
Richard L. Browdy President

Date:  May 1, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of OptimumBank Holdings, Inc. dated May 1, 2006